UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 2, 2013

EXTERRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 836-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On July 2, 2013, Exterran Holdings, Inc. completed the sale of our contract operations and aftermarket services businesses in Canada (the “Canadian Operations”) pursuant to a Share Purchase Agreement, dated June 28, 2013 (the “Agreement”), by and among Exterran Holding Company NL B.V. (“EHC”), Exterran Energy Solutions, L.P., Ironline Compression Holdings Ltd. (“Ironline”) and its affiliate, Staple Street Capital LLC (“Staple Street”), pursuant to which EHC sold all of the outstanding shares of Exterran Canadian Partnership Holdings GP ULC to Ironline.  Total consideration for the sale consists of (i) $11.9 million cash, net of transaction expenses and subject to adjustment upon the final determination of the balance in accounts receivable of the Canadian Operations at June 30, 2013, (ii) a note receivable of CDN$6.6 million, subject to adjustment upon the final determination of the balances in certain components of current assets and current liabilities of the Canadian Operations at June 30, 2013, (iii) contingent consideration of CDN$5.0 million based upon the Canadian Operations reaching a specified performance threshold prior to December 31, 2016, and (iv) a potential tax refund related to the Canadian Operations of CDN$1.6mm if such amounts are received by the Canadian Operations.

The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated in this Item 2.01 by reference.

There are no material relationships between us or any of our affiliates, officers and directors and Ironline or Staple Street, other than in respect of the Agreement and the transactions contemplated therein.

Item 9.01                                           Financial Statements and Exhibits

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 is furnished as Exhibit 99.1 hereto. Because the Canadian Operations have been previously presented as discontinued operations in our consolidated statements of operations and the sale of the Canadian Operations did not impact income (loss) from continuing operations, unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012 have not been presented.

(d)                                 Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated June 28, 2013, by and among Exterran Holding Company NL B.V., Exterran Energy Solutions, L.P., Ironline Compression Holdings Ltd. and Staple Street Capital LLC*

99.1	The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exterran undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

July 9, 2013	By:	/s/ William M. Austin
William M. Austin
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Share Purchase Agreement, dated June 28, 2013, by and among Exterran Holding Company NL B.V., Exterran Energy Solutions, L.P., Ironline Compression Holdings Ltd. and Staple Street Capital LLC*

99.1	The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Exterran undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.